July 31, 2006

Supplement

SUPPLEMENT DATED JULY 31, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY GROWTH FUND
Dated July 31, 2006

On April 25, 2006, the Board of Trustees of the Morgan Stanley Growth Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Focus Growth Fund (formerly named Morgan Stanley American Opportunities Fund) (‘‘Focus Growth’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Focus Growth and shareholders of the Fund would become shareholders of Focus Growth, receiving shares of Focus Growth equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Focus Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Focus Growth was distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GRTSPT3